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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): February 18, 2004



                               Ansoft Corporation
             (Exact name of registrant as specified in its charter)




           Delaware                     0-27874                72-1001909
 (State or other jurisdiction         (Commission             (IRS Employer
      of incorporation)               File Number)        Identification Number)




     Four Station Square, Suite 200, Pittsburgh, PA                  15219
        (Address of principal executive offices)                   (ZIP Code)



       Registrant's telephone number, including area code: (412) 261-3200


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.


         Exhibit Number             Description
         --------------             -----------
         99.1                       Press Release dated February 18, 2004



ITEM 9. REGULATION FD DISCLOSURE (INFORMATION PROVIDED UNDER ITEM 12, DISCLOSURE OF OPERATIONS AND FINANCIAL CONDITION).

         The information contained in this Item 9 is furnished pursuant to Item 12 of Form 8-K, "Results of Operations and Financial Condition," of Form 8-K in accordance with SEC Release No. 33-8216. This information and the exhibits hereto are being furnished and shall not be deemed to be "filed" for the purposes of Section 18 of, or otherwise regarded filed under, the Securities Exchange Act of 1934, as amended.

         On February 18, 2004, Ansoft Corporation issued a press release announcing its financial results for the fiscal quarter ended January 31, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report.



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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                ANSOFT CORPORATION


Dated:  February 18, 2004                       By: /s/ Nicholas Csendes
                                                    ----------------------
                                                    Nicholas Csendes
                                                    President



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                                  Exhibit Index


 Exhibit No.                    Description                        Reference
 -----------                    -----------                        ---------
    99.1          Press Release dated February 18, 2004         Filed herewith





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